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                                                                    EXHIBIT 10.2


                               AMENDMENT NO. 1 TO
                         COMMON STOCK WARRANT AGREEMENT
                                 BY AND BETWEEN
                        GREEN TREE FINANCIAL CORPORATION
                                       AND
                          LEHMAN COMMERCIAL PAPER INC.

         THIS AMENDMENT, dated as of April 6, 1998, is between Green Tree Financial Corporation, a Delaware corporation (the "Company") and Lehman Commercial Paper Inc., a New York corporation ("Lehman").

                                    RECITALS

         WHEREAS, the Company and Lehman are parties to a Common Stock Warrant Agreement, dated as of February 13, 1998 (the "Warrant Agreement") and Lehman is the holder of all of the Warrants issued and outstanding thereunder.

         WHEREAS, Conseco, Inc., an Indiana corporation ("Parent"), Marble Acquisition Corp., a Delaware corporation ("Sub") and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April6, 1998, pursuant to which Sub will merge with and into the Company (the "Company") and it is contemplated that Lehman will realize benefits under the Warrant Agreement in connection with the transactions contemplated by the Merger Agreement.

         WHEREAS, the Company and Lehman have determined to amend the Warrant Agreement.

         NOW THEREFORE, this Amendment No. 1, dated as of April 6, 1998 (the "Amendment") is attached and made a part of the Warrant Agreement, which Warrant Agreement is hereby amended and supplemented as follows:

         1. DEFINITIONS. All terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement.

         2. AMENDMENT OF SECTION 7. Section 7 of the Warrant Agreement is hereby amended by adding the following language to the end thereof:

         Notwithstanding the foregoing, while the Agreement and Plan of Merger, dated as of April6, 1998 (the "Merger Agreement") among Conseco, Inc. ("Parent"), Marble Acquisition Corp. and the Company is in effect, the Warrant holders will have no right to exercise the Warrants and at the Effective Time (as defined in the Merger Agreement) the Warrants shall immediately be deemed to have been converted into the right to receive, and exercised for (without the need for the payment of any Exercise Price therefor), shares of Parent common stock, no par value ("Common Stock"),
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         having a fair market value as of the Effective Time of $41,035,320;
         provided, however that this amount shall be reduced by $5,000,000 if any of the events specified in Section 12(q)(ii) occur prior to the Effective Time. The fair market value of the Parent Common Stock as of the Effective Time shall be the closing price of Parent Common Stock on the New York Stock Exchange-Consolidated Tape (or any successor composite tape reporting transactions on the New York Stock Exchange) on the last full trading day occuring prior to the Effective Time.

         3. NOTICE. Lehman hereby waives any prior notice to which it may be entitled under the Warrant Agreement with respect to the execution of the Merger Agreement or the consummation of the transactions contemplated thereby.

         4. TERMINATION. This Amendment shall terminate and be of no force and effect upon the termination of the Merger Agreement.

         5. Except as expressly amended and supplemented by this Amendment, the Warrant Agreement shall remain in full force and effect.

                                       2
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         EXECUTED as of the date set forth above.



                                       GREEN TREE FINANCIAL CORPORATION


                                         /s/ Lawrence M. Coss
                                       ---------------------------------
                                       Name: Lawrence M. Coss
                                       Title


                                       LEHMAN COMMERCIAL PAPER INC.



                                         /s/ Mark H. Burton
                                       ---------------------------------
                                       Name: Mark H. Burton
                                       Title:

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